SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  July 21, 1998
               ---------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)



                                  Sepracor Inc.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
               ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-19410                                                  22-2536587
------------------------                                    --------------------
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


111 Locke Drive, Marlborough, Massachusetts                        01757
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



                                 (508) 481-6700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

         On July 21, 1998, Sepracor Inc. (the "Company") announced that it had entered into a licensing agreement with Janssen Pharmaceutica, N.V. ("Janssen") relating to (+) norcisapride. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 24, 1998                               SEPRACOR INC.


                                                   By: /s/ David P. Southwell
                                                       -------------------------
                                                       David P. Southwell
                                                       Executive Vice President

                                  EXHIBIT INDEX



99.1              Press Release dated July 21, 1998.